Sub-Item 77Q1(a)
Copies of any material amendments to registrant's charter or by-laws 33-63212, 811-7736

Fifteenth Amendment to Amended and Restated Trust Instrument, dated December 7, 2012, is incorporated herein by reference to Exhibit (a)(16) to Post-Effective Amendment No. 66 to Janus Aspen Series registration statement on Form N-1A, filed on May 1, 2013; accession number 0000950123-13-003223 (File No. 33-63212).